             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549


                          FORM  8-K


                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
January 17, 1995

Commission        Registrant, State of Incorporation,        I.R.S. Employer
File Number         Address and Telephone Number            Identification No.


1-1443            Central and South West Corporation           51-0007707
                  (A Delaware Corporation)
                  1616 Woodall Rodgers Freeway
                  Dallas, TX 75202
                  (214) 777-1000

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ITEM 5. OTHER EVENTS

CENTRAL  AND  SOUTH  WEST  CORPORATION  (CSW)  AND  EL  PASO
ELECTRIC COMPANY (EL PASO) PROPOSED MERGER

Recent Developments
On January 17, 1995, CSW issued a press release with respect to its proposed merger with El Paso. The press release is attached as Exhibit 99.1.

Background Information
For background information and earlier developments related to the proposed merger with El Paso, reference is made to CSW's 1993 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994, June 30, 1994 and September 30, 1994 and the documents referenced therein.

Other
El Paso is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Securities and Exchange Commission. For additional information concerning El Paso, see El Paso's Quarterly Reports on Form 10-Q dated March 31, 1994, June 30, 1994 and September 30, 1994 and its Annual Report on Form 10-K dated December 31, 1993 and the documents referenced therein or supplementary thereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 CENTRAL AND SOUTH WEST CORPORATION


Date:  January 18, 1995

                                 By:  /s/ Wendy G. Hargus
                                      Wendy G. Hargus
                                        Controller